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                                    FORM 8-K

                                 CURRENT REPORT


                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):       September 25, 2001
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                         Aero Systems Engineering, Inc.
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             (Exact name of registrant as specified in its charter)


         Minnesota                       0-7390                   41-0913117
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(State or other jurisdiction          (Commission             (I.R.S. Employer
     of incorporation)                File Number)           Identification No.)


 358 E. Fillmore Avenue, St. Paul, Minnesota                          55107
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  (Address of principal executive offices)                         (Zip Code)


Registrant's telephone number, including area code:   (612) 227-7515
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                                 Not applicable.
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         (Former name or former address, if changed since last report.)


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                         AERO SYSTEMS ENGINEERING, INC.

                                      INDEX
                                       TO
                                 CURRENT REPORT
                                       ON
                                    FORM 8-K

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Item Number                                                                                    Page
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
Item 1.  Change in Control of Registrant.                                                        3
Item 5.  Other Events.                                                                           3
Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.                     3

Signatures.                                                                                      4

Exhibits.                                                                                        5
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ITEM 1.  CHANGE IN CONTROL OF REGISTRANT.

On September 25, 2001, Minnesota ASE, LLC acquired 2,245,000 shares of common stock of Aero Systems Engineering, Inc. ("Aero Systems") from Celsius Inc., a subsidiary of Saab AB, representing 51% of the outstanding shares. Celsius Inc. will retain a 29% stock interest in Aero Systems. The consideration paid by Minnesota ASE, LLC was equal to $1,908,250 ($.85 per share) plus the guaranty by Minnesota ASE, LLC of certain obligations of Aero Systems, including, without limitation, certain performance bonds. Minnesota ASE, LLC loaned Aero Systems $2,600,000 in order to supplement bank financing (the "Financing Loan"). The sources of the consideration used by Minnesota ASE, LLC to acquire its 51% stock interest in Aero Systems and to fund the Financing Loan were capital contributions of $1,750,000 and loans from the members of Minnesota ASE, LLC in the amount of $3,050,000. Minnesota ASE, LLC borrowed the $3,050,000 from its members at 0.25% over prime, with a maturity date of January 11, 2002.

In connection with the transaction, Minnesota ASE, LLC members James Kowalski and Thomas Auth were elected to the Board of Aero Systems.

In accordance with the terms of the transaction, Aero Systems borrowed $1,500,000 from Celsius Inc. in order to provide working capital to Aero Systems. This loan was collateralized by a third party pledge by Minnesota ASE, LLC of the shares of Aero Systems purchased by Minnesota ASE, LLC from Celsius Inc.

ITEM 5.  OTHER EVENTS.

In connection with the acquisition of Aero Systems' stock by Minnesota ASE, LLC, Aero Systems entered into a secured credit agreement with a bank which provides for up to $6 million in loans and $3 million in letters of credit. The term of the credit agreement is two years, and the loans under it bear interest at a variable interest rate equal to the bank's base rate plus a margin of up to one-half of one percent.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a)      Not required.

(b)      Not required.

(c) The following exhibits are being filed as part of this Current Report on Form 8-K:

         10.1 Aero Systems' Promissory Note in the amount of $2,600,000 payable to Minnesota ASE, LLC

         10.2 Aero Systems' Promissory Note in the amount of $1,500,000 payable to Celsius Inc.

         10.3 Credit Agreement by and between Aero Systems and National City Bank of Minneapolis

         10.4 Security Agreement by and between Aero Systems and National City Bank of Minneapolis



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  October 4, 2001.               Aero Systems Engineering, Inc.


                                       By: /s/ STEVEN R. HEDBERG
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                                               Steven R. Hedberg
                                               Chief Financial Officer









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